                  SELECT DIMENSIONS VARIABLE ANNUITY (SERIES I)
                             SEPARATE ACCOUNT THREE

                         HARTFORD LIFE INSURANCE COMPANY

                       SUPPLEMENT DATED SEPTEMBER 26, 2002
   TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2002



Pursuant to shareholder approval, the North American Government Securities Portfolio and Emerging Markets Portfolio of the Morgan Stanley Select Dimensions Investment Series were liquidated as of the close of the New York Stock Exchange on September 25, 2002. All information relating to the North American Government Securities Portfolio, North American Government Securities Sub-Account, Emerging Markets Portfolio and Emerging Markets Sub-Account are removed from the prospectus and Statement of Additional Information.

  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-3880
033-80738